              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
             Securities and Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Preliminary Additional Materials
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

         Morgan Stanley Dean Witter High Income Advantage Trust III
         Morgan Stanley Dean Witter Municipal Income Trust II
         Morgan Stanley Dean Witter Municipal Income Opportunities Trust II Morgan Stanley Dean Witter Insured Municipal Securities
         Morgan Stanley Dean Witter Insured California Municipal Securities
         ----------------------------------------
         (Name of Registrant as Specified in its Charter)

         LouAnne McInnis
------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

          MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III
             MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II
                 MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME
                            OPPORTUNITIES TRUST II
           MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
                MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA
                             MUNICIPAL SECURITIES

                  NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000

   Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III, MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II, MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II, MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES and MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES (individually, a "Fund" and, collectively, the "Funds"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on June 22, 2000 at 11:00 A.M., New York City time, for the following purposes:

          1. For MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II, to elect two (2) Trustees to serve until the year 2003 Annual Meeting of each Fund; and for MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II, MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES AND MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES, to elect three (3) Trustees to serve until the year 2003 Annual Meeting of each Fund, or in each case, until their successors shall have been elected and qualified.

          2. To ratify or reject the selection of PricewaterhouseCoopers LLP as each Fund's independent accountants for fiscal year ending January 31, 2001 for MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III; for fiscal year ending December 31, 2000 for MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II; for fiscal year ending February 28, 2001 for MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II; and for fiscal years ending October 31, 2000 for MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES and MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES; and

          3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

   Shareholders of record of each Fund as of the close of business on April 18, 2000 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                       BARRY FINK
                                                        Secretary
April 26, 2000
New York, New York

                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

          MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III
             MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II
                 MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME
                            OPPORTUNITIES TRUST II
           MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES
                MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA
                             MUNICIPAL SECURITIES

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                              ---------------------

                            JOINT PROXY STATEMENT

                              ---------------------

                       ANNUAL MEETINGS OF SHAREHOLDERS

                                JUNE 22, 2000

   This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III ("HIAT III"), MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II ("MIT II"), MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II ("MIOT II"), MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES ("INSURED MUNI") and MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES ("INSURED CAL MUNI") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on June 22, 2000 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about April 28, 2000.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by shareholders with respect to each Fund, and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

   Shareholders of record ("Shareholders") of each Fund as of the close of business on April 18, 2000, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 18, 2000, there were 12,837,779 shares of beneficial interest of HIAT III, 24,624,966 shares of beneficial interest of MIT II, 19,033,307 shares of beneficial interest of MIOT II, 8,363,013 shares of beneficial interest of INSURED MUNI and 4,070,213 shares of beneficial interest of INSURED CAL MUNI outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Funds, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, each Fund may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund.

   Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

   In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by each respective Fund.

                    (1) ELECTION OF TRUSTEES FOR EACH FUND

   The number of Trustees of each Fund has been fixed by the Trustees, pursuant to each Fund's Declaration of Trust, at eight. There are presently eight Trustees for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees to serve for the following terms, in accordance with each Fund's Declaration of Trust, as set forth below:

 HIAT III, MIOT II--                    MIT II, INSURED MUNI, INSURED CAL MUNI --
 Until the year 2003 Annual Meeting     Until the year 2003 Annual Meeting
--------------------------------------  -------------------------------------------
Michael Bozic                           Wayne E. Hedien
Charles A. Fiumefreddo                  Manuel H. Johnson
                                        John L. Schroeder

   Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not

"interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Funds and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards currently serving have been elected previously by the Shareholders of the Funds.

   The nominees of the Board for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for HIAT III and MIOT II--Michael Bozic and Charles A. Fiumefreddo; for MIT II, INSURED MUNI and INSURED CAL MUNI--Wayne E. Hedien, Manuel H. Johnson and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   Pursuant to the provisions of the Declaration of Trust of each Fund, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of each Fund previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class I for HIAT III and MIOT II and the Trustees in Class II for MIT II, INSURED MUNI and INSURED CAL MUNI are standing for election and will, if elected, serve until the year 2003 Annual Meetings for each Fund as set forth above, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

   The following information regarding the nominees for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Fund owned, if any, as of April 18, 2000 (shown in parentheses), positions with the Funds, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 95 investment companies, including the Funds, for which MSDW Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 3 investment companies, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

   The nominees for Trustee to be elected at the Meetings of HIAT III and MIOT II as set forth above are:

   MICHAEL BOZIC, Trustee of each Fund since April 1994*; age 59; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Vice Chairman of Kmart Corporation (since December 1998); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee of each Fund since July 1991*; age 66; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries (until June 1998).

   The nominees for Trustee to be elected at the Meetings of MIT II, INSURED MUNI and INSURED CAL MUNI as set forth above are:

   WAYNE E. HEDIEN, Trustee of each Fund since September 1997*; age 66; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

   MANUEL H. JOHNSON, Trustee of each Fund since July 1991*; age 51; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   JOHN L. SCHROEDER, Trustee of each Fund since April 1994*; age 69; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Citizens Utilities Company (telecommunications, gas, electric and water utilities company), formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August 1991-September 1995).

------------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds Complex.

   The Trustees who are not standing for re-election at any of the Meetings are:

   EDWIN JACOB (JAKE) GARN, Trustee of each Fund since January 1993*; age 67; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

   MICHAEL E. NUGENT, Trustee of each Fund since July 1991*; age 63; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

   PHILIP J. PURCELL, Trustee of each Fund since April 1994*; age 56; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director and/or officer of various MSDW subsidiaries.

   The executive officers of each Fund are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President and Thomas F. Caloia, Treasurer; and with respect to the individual Funds, the other executive officers are as follows: HIAT III--Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James
F. Willison, Vice President; MIT II, MIOT II, INSURED MUNI and INSURED CAL MUNI--James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President; Julie Morrone, Vice President (MIOT II only); Katherine H. Stromberg, Vice President. In addition, Marilyn K. Cranney, Natasha Kassian, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

   Mr. Merin is 46 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of MSDW Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of MSDW Trust, President of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since May 1999), Trustee of various Van Kampen investment companies (since December 1999) and Director of various other MSDW subsidiaries. Mr. Fink is 45 years old and is currently Executive Vice President (since December 1999), Secretary and General Counsel (since February 1997) and Director (since July
1998) of MSDW Advisors and MSDW Services and Assistant Secretary of DWR (since August 1996); he is also Executive Vice President (since December
1999) and Assistant Secretary and Assistant General Counsel (since February
1997) of MSDW Distributors and Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since February 1997). He was previously Senior Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Robison is 61 years old and is currently Executive Vice President, Chief Administrative Officer (since September 1998) and Director (since February
1999) of MSDW Advisors and MSDW Services (since

------------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds Complex.

September 1998); prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 57 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors (since April 1996) and Director of MSDW Trust (since April 1996). He was previously Senior Vice President of MSDW Advisors (June 1995-April 1996) and prior thereto was a Managing Director at Dillon Read. Mr. Giambrone is 45 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August 1995) and a Director of MSDW Trust (since April
1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 54 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Avelar is 41 years old and is currently Senior Vice President and Director of the High Yield Group of MSDW Advisors. Mr. Page is 53 years old and is currently Senior Vice President and Director of the Money Market Group of MSDW Advisors. Mr. Willison is 56 years old and is currently Senior Vice President and Director of the Tax-Exempt Fixed Income Group of MSDW Advisors. Mr. Arcieri is 51 years old and is currently Senior Vice President of MSDW Advisors. Mr. Lian is 45 years old and is currently Vice President of MSDW Advisors. Ms. Morrone is 36 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 51 years old and is currently Senior Vice President of MSDW Advisors. Other than Messrs. Robison, Giambrone and McAlinden, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 95 Morgan Stanley Dean Witter Funds, comprised of 131 portfolios. As of March 31, 2000, the Morgan Stanley Dean Witter Funds had total net assets of approximately $142.9 billion and more than six million shareholders.

   Six Trustees (75% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees, serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, also serve as members of the Derivatives Committee and the Insurance Committee. The Funds do not have any nominating or compensation committees.

   The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Funds' system of internal controls and preparing and submitting Committee meeting minutes to the Board.

   The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

   The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                               BOARD OF   INDEPENDENT      AUDIT     DERIVATIVES
                    FISCAL     TRUSTEES     TRUSTEES     COMMITTEE    COMMITTEE     INSURANCE
NAME OF FUND       YEAR-END    MEETINGS     MEETINGS     MEETINGS      MEETINGS     COMMITTEE
----------------  ---------- ----------  ------------- -----------  ------------- -----------
HIAT III.........   1/31/00       6            8             3            5             1
MIT II...........  12/31/99       6            8             3            5             1
MIOT II..........   2/29/00       6            8             3            5             1
INSURED MUNI.....  10/31/99       6            8             3            5             1
INSURED CAL MUNI.  10/31/99       6            8             3            5             1

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 2000, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds was approximately $42 million.

   As of the Record Date for these Meetings, the aggregate number of shares of each Fund owned by the respective Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

   Each Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or committees of the Board attended by the Trustee (each Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Fund. Each Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by MSDW Advisors or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

   As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds, including each of the Funds represented in this Proxy Statement other than HIAT III and INSURED CAL MUNI, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from each Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement plan are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

   The following tables illustrate the compensation paid to each Fund's Independent Trustees by each respective Fund for its last fiscal year, and the retirement benefits accrued to the Independent Trustees of MIT II, MIOT II and INSURED MUNI by the respective Fund for its last fiscal year and the estimated retirement benefits for the Independent Trustees of MIT II, MIOT II and INSURED MUNI, to commence upon their retirement, as of the end of the respective Fund's last fiscal year.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

NAME OF INDEPENDENT TRUSTEE  AGGREGATE COMPENSATION FROM THE FUND
---------------------------  ------------------------------------
Michael Bozic...............                $1,550
Edwin J. Garn...............                 1,600
Wayne E. Hedien.............                 1,600
Dr. Manuel H. Johnson.......                 2,288
Michael E. Nugent...........                 2,058
John L. Schroeder...........                 2,058

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                               FUND COMPENSATION AND ESTIMATED RETIREMENT
                                                BENEFITS
                             -----------------------------------------------
                                                                ESTIMATED
                                                RETIREMENT        ANNUAL
                                AGGREGATE         BENEFIT        BENEFITS
                               COMPENSATION     ACCRUED AS         UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES  RETIREMENT(1)
---------------------------  --------------- ---------------  -------------
Michael Bozic..............      $1,550           $378           $  907
Edwin J. Garn .............       1,600            557              909
Wayne E. Hedien............       1,600            711              771
Dr. Manuel H. Johnson  ....       2,100            229            1,360
Michael E. Nugent .........       1,933            395            1,209
John L. Schroeder..........       1,933            768              955

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

                               FUND COMPENSATION AND ESTIMATED RETIREMENT
                                                BENEFITS
                             -----------------------------------------------
                                                                ESTIMATED
                                                RETIREMENT        ANNUAL
                                AGGREGATE         BENEFIT        BENEFITS
                               COMPENSATION     ACCRUED AS         UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES  RETIREMENT(1)
---------------------------  --------------- ---------------  -------------
Michael Bozic...............      $1,550           $376           $  907
Edwin J. Garn ..............       1,600            550              909
Wayne E. Hedien ............       1,600            706              771
Dr. Manuel H. Johnson  .....       2,288            253            1,360
Michael E. Nugent ..........       2,058            434            1,209
John L. Schroeder ..........       2,058            841              955

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES

                               FUND COMPENSATION AND ESTIMATED RETIREMENT
                                                BENEFITS
                             -----------------------------------------------
                                                                ESTIMATED
                                                RETIREMENT        ANNUAL
                                AGGREGATE         BENEFIT        BENEFITS
                               COMPENSATION     ACCRUED AS         UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND    FUND EXPENSES  RETIREMENT(1)
---------------------------  --------------- ---------------  -------------
Michael Bozic...............      $1,550          $  457          $  907
Edwin J. Garn ..............       1,600           1,006             909
Wayne E. Hedien.............       1,650             716             771
Dr. Manuel H. Johnson  .....       2,100             298           1,360
Michael E. Nugent ..........       1,933             661           1,209
John L. Schroeder...........       1,933           1,248             955

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NAME OF INDEPENDENT TRUSTEE  AGGREGATE COMPENSATION FROM THE FUND
---------------------------  ------------------------------------
Michael Bozic...............                $1,550
Edwin J. Garn...............                 1,600
Wayne E. Hedien.............                 1,650
Dr. Manuel H. Johnson.......                 2,100
Michael E. Nugent...........                 1,933
John L. Schroeder...........                 1,933

   The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

           CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                                      TOTAL CASH
                                                                     COMPENSATION
                                                                   FOR SERVICES TO
                                                                  93 MORGAN STANLEY
                                                                     DEAN WITTER
NAME OF INDEPENDENT TRUSTEE                                             FUNDS
---------------------------                                       -----------------
Michael Bozic ...................................................      $134,600
Edwin J. Garn ...................................................       138,700
Wayne E. Hedien..................................................       138,700
Dr. Manuel H. Johnson ...........................................       208,638
Michael E. Nugent ...............................................       193,324
John L. Schroeder ...............................................       193,324

   The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 55 Morgan Stanley Dean Witter Funds (including each of the Funds represented in this Proxy Statement other than HIAT III and INSURED CAL MUNI) for the calendar year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.

        RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                ESTIMATED                                         ESTIMATED ANNUAL
                               CREDIT YEARS     ESTIMATED    RETIREMENT BENEFITS   BENEFITS UPON
                                OF SERVICE      PERCENTAGE        ACCRUED AS      RETIREMENT FROM
                              AT RETIREMENT    OF ELIGIBLE       EXPENSES BY        ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION   ALL ADOPTING FUNDS      FUNDS(1)
---------------------------  --------------- --------------  ------------------- ----------------
Michael Bozic ..............        10            60.44%           $20,933            $50,588
Edwin J. Garn ..............        10            60.44             31,737             50,675
Wayne E. Hedien ............         9            51.37             39,566             43,000
Dr. Manuel H. Johnson  .....        10            60.44             13,129             75,520
Michael E. Nugent ..........        10            60.44             23,175             67,209
John L. Schroeder...........         8            50.37             41,558             52,994

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

   THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR
ELECTION.

THE INVESTMENT MANAGER OR INVESTMENT ADVISOR

   Morgan Stanley Dean Witter Advisors Inc. currently serves as each Fund's investment manager or investment advisor pursuant to an investment management agreement or investment advisory agreement. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992, under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Executive Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

   MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

   MSDW Advisors' wholly-owned subsidiary, MSDW Services, pursuant to an Administration Agreement with MIT II and MIOT II, serves as the Administrator of MIT II and MIOT II. The address of MSDW Services is that of MSDW Advisors set forth above.

   (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees of each Fund have unanimously selected the firm of PricewaterhouseCoopers LLP as each Fund's independent accountants for the fiscal year ending January 31, 2001 for HIAT III, December 31, 2000 for MIT II, February 28, 2001 for MIOT II and October 31, 2000 for INSURED MUNI and INSURED CAL MUNI. Its selection is being submitted for ratification or rejection by Shareholders of each Fund at the Meetings. PricewaterhouseCoopers LLP has been the independent accountants for each Fund since its inception.

   A representative of PricewaterhouseCoopers LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each respective Fund.

   THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received by no later than January 4, 2001 for HIAT III, MIT II, MIOT II, INSURED MUNI and INSURED CAL MUNI, for inclusion in the proxy statement for each respective Fund's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The following persons are "reporting persons" of HIAT III under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell
M. Merin, Ronald E. Robison, Joseph J. McAlinden, Edwin J. Garn, Manuel H. Johnson, Michael E. Nugent, Wayne E. Hedien, Barry Fink and Peter M. Avelar. None of the above reporting persons has ever held any shares of the Fund.

   The following are "reporting persons" of MIT II under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Charles A. Fiumefreddo, Edwin
J. Garn, Manuel H. Johnson, Michael E. Nugent, Wayne E. Hedien, Barry Fink, Thomas F. Caloia, James F. Willison and Morgan Stanley Dean Witter Advisors Inc. None of the above reporting persons has ever held any shares of the Fund.

   The following are "reporting persons" of MIOT II under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Edwin J. Garn, Manuel H. Johnson, Wayne E. Hedien, Barry Fink and James F. Willison. None of the above reporting persons has ever held any shares of the Fund.

   The following are "reporting persons" of INSURED MUNI under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3:

Mitchell M. Merin, Ronald E. Robison, Joseph J. McAlinden, Wayne E. Hedien, Barry Fink and Thomas F. Caloia. None of the above reporting persons has ever held any shares of the Fund. In addition, the Fund's Investment Manager, failed to timely report a transaction by an affiliate in shares of the Fund on Form 4.

   The following are "reporting persons" of INSURED CAL MUNI under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: Mitchell
M. Merin, Ronald E. Robison, Joseph J. McAlinden, Wayne E. Hedien and Barry Fink. None of the above reporting persons has ever held any shares of the Fund.

                           REPORTS TO SHAREHOLDERS

   EACH FUND'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                          By Order of the Board of Trustees

                                                   BARRY FINK
                                                   Secretary

          MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter High Income Advantage Trust III on June 22, 2000, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 26, 2000 as follows:




                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                     PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                              IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                           BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                        FOR ALL
                                                         FOR  WITHHOLD  EXCEPT

1. Election of two (2) Trustees:                         [ ]     [ ]      [ ]

   01. Michael Bozic,  02. Charles A. Fiumefreddo

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                         FOR   AGAINST  ABSTAIN

2. Ratification of appointment of                        [ ]     [ ]      [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

Please make sure to sign and date this Proxy using black or blue ink.


Date
      -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                          MORGAN STANLEY DEAN WITTER
                        HIGH INCOME ADVANTAGE TRUST III

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 00096

             MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Trust II on June 22, 2000, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 26, 2000 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                             PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                      IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                   BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                         FOR ALL
                                                          FOR  WITHHOLD  EXCEPT

1. Election of three (3) Trustees:                        [ ]     [ ]      [ ]

     01. Wayne E. Hedien,  02. Manuel H. Johnson,

     03. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                          FOR   AGAINST  ABSTAIN

2. Ratification of appointment of                         [ ]     [ ]      [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

Please make sure to sign and date this Proxy using black or blue ink.


Date
      -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                           MORGAN STANLEY DEAN WITTER
                           MUNICIPAL INCOME TRUST II

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 00124

      MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II on June 22, 2000, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 26, 2000 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                              PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                       IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                    BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                         FOR ALL
                                                          FOR  WITHHOLD  EXCEPT

1. Election of two (2) Trustees:                          [ ]     [ ]      [ ]

   01. Michael Bozic,  02. Charles A. Fiumefreddo


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                          FOR   AGAINST  ABSTAIN

2. Ratification of appointment of                         [ ]     [ ]      [ ]
  PricewaterhouseCoopers LLP
  as independent accountants.

Please make sure to sign and date this Proxy using black or blue ink.

Date
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                    MUNICIPAL INCOME OPPORTUNITIES TRUST II

-------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------
 PRX 00128

      MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured California Municipal Securities on June 22, 2000, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 26, 2000 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                               PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                        IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                     BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                        FOR ALL
                                                         FOR  WITHHOLD  EXCEPT

1. Election of three (3) Trustees:                       [ ]     [ ]      [ ]

   01. Wayne E. Hedien,  02. Manuel H. Johnson,

   03. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                         FOR   AGAINST  ABSTAIN

2. Ratification of appointment of                        [ ]     [ ]      [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.


Please make sure to sign and date this Proxy using black or blue ink.



Date
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                          MORGAN STANLEY DEAN WITTER
                    INSURED CALIFORNIA MUNICIPAL SECURITIES

-------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

-------------------------------------------------------------------------------
PRX 00039

            MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Insured Municipal Securities on June 22, 2000, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 26, 2000 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                               PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                        IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                     BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

                                                                         FOR ALL
                                                          FOR  WITHHOLD  EXCEPT

1. Election of three (3) Trustees:                        [ ]     [ ]      [ ]

   01. Wayne E. Hedien,  02. Manuel H. Johnson,

   03. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                          FOR   AGAINST  ABSTAIN

2. Ratification of appointment of                         [ ]     [ ]      [ ]
   PricewaterhouseCoopers  LLP
   as independent accountants.

Please make sure to sign and date this Proxy using black or blue ink.


Date
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                          MORGAN STANLEY DEAN WITTER
                          INSURED MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------

PRX 00038

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------